Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of March 20, 2017 (this “Amendment”) is entered into among SPX Corporation, a Delaware corporation (the “Parent Borrower”), the Subsidiary Guarantors, the Lenders party hereto, Deutsche Bank AG Deutschlandgeschäft Branch, as Foreign Trade Facility Agent, and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below), as amended by this Amendment.
RECITALS
WHEREAS, the Parent Borrower, the Foreign Subsidiary Borrowers party thereto, the Lenders party thereto, Deutsche Bank AG Deutschlandgeschäft Branch, as Foreign Trade Facility Agent, and Bank of America, N.A., as Administrative Agent, entered into that certain Credit Agreement dated as of September 1, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, the parties hereto agree to amend the Credit Agreement as set forth below.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Amendments. The Credit Agreement is hereby amended as follows:
(a)    In Section 1.1 of the Credit Agreement,
(i)    the definition of “Bilateral FCI” is amended and restated in its entirety to read as follows:
“Bilateral FCI”: a Warranty Guarantee, a Performance Guarantee, an Advance Payment Guarantee, a Tender Guarantee, a General Purpose Guarantee, a Counter-Guarantee or a Trade LC, in each case issued by a Bilateral FCI Issuing Lender pursuant to the terms hereof or an Existing FCI designated as a Bilateral FCI on Schedule 1.1 D.
(ii)    the second to last sentence in the definition of “Consolidated EBITDA” is amended and restated in its entirety to read as follows:
As used in this definition, “Material Acquisition” means any acquisition of property or series of related acquisitions of property that (a) constitutes all or substantially all of the assets of a business, unit or division of a Person or constitutes all or substantially all of the common stock (or equivalent) of a Person and (b) involves Consideration in excess of $5,000,000; and “Material Disposition” means (i) the Balcke Dürr Disposition, and (ii) any other Disposition of property or series of related Dispositions of property that (A) involves all or substantially all of the assets of a business, unit or division of a Person or constitutes all or substantially all of the common stock (or equivalent) of a Restricted Subsidiary and (B) yields gross proceeds to the Parent Borrower or any of its Restricted Subsidiaries in excess of $5,000,000.

(iii)    the definition of “Defaulting Lender” is amended by (A) deleting the “or” at the end of clause (d)(ii) thereof, (B) deleting the “;” at the end of clause (d)(iii) thereof, and (C) adding the following at the end of clause (d)(iii) thereof:
“or (iv) become the subject of a Bail-In Action;”
(iv)    the definition of “Facility” is amended and restated in its entirety to read as follows:
“Facility”: each of (a) the Domestic Revolving Commitments and the Domestic Revolving Loans made hereunder (the “Domestic Revolving Facility”), (b) the Global Revolving Commitments and the Global Revolving Loans made hereunder (the “Global Revolving Facility”), (c) the Participation FCI Issuing Commitments, the Participation FCI Commitments, the Participation FCIs issued hereunder and the Existing FCIs designated as Participation FCIs on Schedule 1.1D and governed hereby (the “Foreign Trade Facility”), (d) the Bilateral FCI Issuing Commitments, the Bilateral FCIs issued hereunder and the Existing FCIs designated as Bilateral FCIs on Schedule 1.1D and governed hereby (the “Bilateral Foreign Trade Facility”), (e) the Term Loan A made hereunder and (f) the Incremental Term Loans (the “Incremental Term Loan Facility”).
(v)    the definition of “Federal Funds Effective Rate” is amended in its entirety to read as follows:
“Federal Funds Effective Rate”: for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Effective Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Effective Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as reasonably determined by the Administrative Agent.
(vi)    the definition of “Foreign Subsidiary Borrower” is amended and restated in its entirety to read as follows:
“Foreign Subsidiary Borrower”: (a) with respect to the Global Revolving Facility, any Foreign Subsidiary of the Parent Borrower designated as a Foreign Subsidiary Borrower by the Parent Borrower pursuant to Section 2.23(a) that has not ceased to be a Foreign Subsidiary Borrower pursuant to such Section, (b) with respect to the Foreign Trade Facility, any Foreign Subsidiary of the Parent Borrower designated as a Foreign Subsidiary Borrower by the Parent Borrower pursuant to Section 2.23(b) that has not ceased to be a Foreign Subsidiary Borrower pursuant to such Section, and (c) with respect to the Bilateral Foreign Trade Facility, any Foreign Subsidiary of the Parent Borrower designated as a Foreign Subsidiary Borrower by the Parent Borrower pursuant to Section 2.23(b) that has not ceased to be a Foreign Subsidiary Borrower pursuant to such Section. Schedule 2.23 sets forth a list of the Foreign Subsidiary Borrowers under the Global Revolving Facility, the Foreign Trade Facility and/or the Bilateral Foreign Trade Facility as of the Effective Date.

(vii)    the definition of “Foreign Subsidiary Opinion” is amended and restated in its entirety to read as follows:
“Foreign Subsidiary Opinion”: with respect to any Foreign Subsidiary Borrower, a legal opinion of counsel to such Foreign Subsidiary Borrower addressed to the Administrative Agent (and, with respect to any Foreign Subsidiary Borrower under the Foreign Trade Facility or the Bilateral Foreign Trade Facility, the Foreign Trade Facility Agent) and the Lenders in form and substance reasonably satisfactory to the Administrative Agent (and, with respect to any Foreign Subsidiary Borrower under the Foreign Trade Facility or the Bilateral Foreign Trade Facility, the Foreign Trade Facility Agent).
(viii)    the definition of “MLPFS” is amended and restated in its entirety to read as follows:
“MLPFS”: Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the First Amendment Effective Date), in its capacity as a joint lead arranger and a joint bookrunner.
(ix)    the definition of “Participation FCI” is amended and restated in its entirety to read as follows:
“Participation FCI”: a Warranty Guarantee, a Performance Guarantee, an Advance Payment Guarantee, a Tender Guarantee, a General Purpose Guarantee or a Counter-Guarantee, in each case issued by a Participation FCI Issuing Lender pursuant to the terms hereof or an Existing FCI designated as a Participation FCI on Schedule 1.1D.
(x)    the definition of “Specified Cash Management Agreement” is amended and restated in its entirety to read as follows:
“Specified Cash Management Agreement”: (a) any agreement providing for treasury, depositary or cash management services, including deposit accounts, overnight draft, credit cards, debit cards, p-cards (including purchasing cards and commercial cards), funds transfer, automated clearinghouse, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services and other cash management services, or any similar transactions, between the Parent Borrower or any Subsidiary Guarantor and any Lender or Affiliate thereof, existing on the Effective Date and (b) any agreement providing for treasury, depositary or cash management services, including deposit accounts, overnight draft, credit cards, debit cards, p-cards (including purchasing cards and commercial cards), funds transfer, automated clearinghouse, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services and other cash management services, or any similar transactions, between the Parent Borrower or any Subsidiary Guarantor and any Lender or Affiliate thereof, in each case which has been designated by the Parent Borrower, by notice to the Administrative Agent not later than 90 days after the execution and delivery of such agreement by the Parent Borrower or such Subsidiary Guarantor, as a “Specified Cash Management Agreement”.

(xi)    the following new definitions are added in the appropriate alphabetical order to read as follows:
“Bail-In Action”: the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation”: with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“Balcke Dürr Disposition”: the Disposition by the Parent Borrower of its European Power Generation business to mutares AG, a German-based publicly traded industrial holding company.
“Dry Cooling Disposition”: the Disposition by the Parent Borrower of its Dry Cooling business to Paharpur Cooling Towers Limited, a company organized under the laws of India.
“EEA Financial Institution”: (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country”: any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority”: any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule”: the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.
“First Amendment Effective Date”: [__], 2017.
“Write-Down and Conversion Powers”: with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(b)    A new paragraph is added at the end of the first paragraph of Section 2.1(b) of the Credit Agreement to read as follows:
Notwithstanding anything to the contrary in this Agreement, this Agreement may be amended to incorporate additional terms (including customary “MFN” protections, soft call protection, and excess cash flow mandatory prepayments, in each case, that may be applicable with respect to any proposed Incremental Term Loans (provided that to the extent an excess cash flow mandatory prepayment is required in connection with the establishment of any Incremental Term Loans, such excess cash flow mandatory prepayment shall be applied ratably to all Term Loans and to the principal repayment installments thereof on a pro rata basis)) or conditions (including any additional conditions to the release of Collateral set forth in Section 9.13(a)) to the extent such terms or conditions are required by the Lenders providing any Incremental Term Loans, with any such amendment requiring only the approval of the Parent Borrower, any Foreign Subsidiary Borrowers, the other Loan Parties, the Lenders providing such Incremental Term Loans, and the Administrative Agent.
(c)    Section 2.11(a) of the Credit Agreement is amended and restated in its entirety to read as follows:
(a)    The Parent Borrower shall repay any Incremental Term Loans in consecutive installments (which shall be no more frequent than quarterly) as specified in the applicable Incremental Facility Activation Notice pursuant to which such Incremental Term Loans were made; provided, that, the weighted average life to maturity of any Incremental Term Loans shall not be shorter than the then-remaining weighted average life to maturity of any then-existing Term Loans.
(d)    Clause first in Section 2.12(c) of the Credit Agreement is amended and restated in its entirety to read as follows:
first, to prepay the Term Loans in the manner and the order as directed in writing by the Parent Borrower to the Administrative Agent (provided that in the case of any excess cash flow mandatory prepayment required in connection with any Incremental Term Loans as permitted under Section 2.1(b), such prepayment shall be applied ratably to all Term Loans and to the principal repayment installments thereof on a pro rata basis), and
(e)    The proviso of the first sentence in Section 2.12(c) of the Credit Agreement is amended and restated in its entirety to read as follows:
provided that, in the case of any event described in clause (a) or (b) of the definition of the term Prepayment Event, if the Parent Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer to the effect that the Parent Borrower and the Restricted Subsidiaries intend to apply the Net Proceeds from such event (“Reinvestment Net Proceeds”) within 360 days after receipt of such Net Proceeds, to make Permitted Acquisitions or Investments permitted by Section 6.5 or acquire real property, equipment or other assets to be used in the business of the Parent Borrower and the Restricted Subsidiaries, and certifying that no Default or Event of Default has occurred and is continuing, then no prepayment shall be required pursuant to this paragraph in respect of such event except to the extent of any Net Proceeds therefrom that have not been so applied by the end of such 360-day period (or, with respect to any Net Proceeds received in connection with the Dry Cooling Disposition, by the end of the period ending 720 days after receipt of such Net Proceeds from the Dry Cooling Disposition) (or, with respect to Net Proceeds which are committed to be reinvested within such 360-day period (or such 720-day period, in the case of the Dry Cooling Disposition), except to the extent of any such Net Proceeds that have not been actually reinvested within 180 days after the end of such 360-day period (or, with respect to the Dry Cooling Disposition, within 180 days after the end of such 720-day period)), at which time a prepayment shall be required in an amount equal to the Net Proceeds that have not been so applied.

(f)    The second proviso of Section 2.24(b) of the Credit Agreement is amended and restated in its entirety to read as follows:
and provided, further, that except to the extent otherwise expressly agreed by the affected parties (and, in any event, subject to Section 9.21), no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.
(g)    A new Section 3.19 of the Credit Agreement is added to read as follows:
Section 3.19    EEA Financial Institution.
No Loan Party is an EEA Financial Institution.
(h)    Section 9.4 of the Credit Agreement is amended to add a new subsection (l) to the end thereof to read as follows:
(l)    Assignment by MLPFS. The parties hereby agree that MLPFS may, without notice to the Parent Borrower, assign its rights and obligations under this Agreement to any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the First Amendment Effective Date.
(i)    The first sentence of Section 9.13(a) of the Credit Agreement is amended and restated in its entirety to read as follows:
On the first date (the “Release Date”) on which the corporate family rating of the Parent Borrower from Moody’s is “Baa3” or better or the corporate credit rating of the Parent Borrower from S&P is “BBB-” or better, subject to any additional condition required by the Lenders providing any Incremental Term Loans as provided in Section 2.1(b), and so long as no Default or Event of Default exists on such date or after giving effect to the release of Liens contemplated hereby, all Collateral shall be released from the Liens created by the Guarantee and Collateral Agreement and any other Security Document, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Loan Parties.
(j)    A new Section 9.21 to the Credit Agreement is added to read as follows:
Section 9.21    Acknowledgement and Consent to Bail-In of EEA Financial Institutions.
Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.
(k)    Schedule 2.23 to the Credit Agreement is amended by deleting the words “Under Foreign Trade Facility” found immediately after the document heading.
2.    Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
(a)    receipt by the Administrative Agent of counterparts of this Amendment, duly executed by the Parent Borrower, each other Loan Party, each FCI Issuing Lender, the Required Lenders, the Foreign Trade Facility Agent and the Administrative Agent;
(b)    receipt by the Administrative Agent of a certificate signed by a Responsible Officer of the Parent Borrower, certifying that the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects) on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects) as of such earlier date; and
(c)    receipt by the Administrative Agent, the Foreign Trade Facility Agent, and the Lenders of all fees and other amounts due and payable under the Loan Documents on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable, out of pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party under the Loan Documents.
3.    Miscellaneous.
(a)    The Credit Agreement and the obligations of the parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, or, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents. This Amendment shall constitute a Loan Document.
(b)    Each Subsidiary Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.
(c)    Each of the Loan Parties hereby represents and warrants as follows:
(i)    Such Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii)    This Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligations, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(iii)    No material consent or approval of, authorization or order of, or filing, registration or qualification with, any Governmental Authority is required in connection with the execution, delivery or performance by any Loan Party of this Amendment.
(d)    This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
(e)    THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
PARENT BORROWER:            SPX CORPORATION,
a Delaware corporation
By: /s/ John W. Nurkin
Name: John Nurkin
Title: Vice President, Secretary, and General Counsel

SUBSIDIARY GUARANTORS:	FLASH TECHNOLOGY, LLC,
a Delaware limited liability company
By: /s/ John W. Nurkin
Name: John Nurkin
Title: Vice President and Secretary
GENFARE HOLDINGS, LLC,
a Delaware limited liability company
By: /s/ John W. Nurkin
Name: John Nurkin
Title: Vice President and Secretary
MARLEY ENGINEERED PRODUCTS LLC,
a Delaware limited liability company
By: /s/ John W. Nurkin
Name: John Nurkin
Title: Executive Vice President and Secretary
SPX COOLING TECHNOLOGIES, INC.,
a Delaware corporation
By: /s/ John W. Nurkin
Name: John Nurkin
Title: Executive Vice President and Secretary

SPX CORPORATION
FIRST AMENDMENT TO CREDIT AGREEMENT

SPX HEAT TRANSFER LLC,
a Delaware limited liability company
By: /s/ John W. Nurkin
Name: John Nurkin
Title: Vice President and Secretary
SPX HOLDING INC.,
a Connecticut corporation
By: /s/ John W. Nurkin
Name: John Nurkin
Title: Vice President and Secretary
SPX TRANSFORMER SOLUTIONS, INC.,
a Wisconsin corporation
By: /s/ John W. Nurkin
Name: John Nurkin
Title: Vice President and Secretary
TCI INTERNATIONAL, INC.,
a Delaware corporation
By: /s/ John W. Nurkin
Name: John Nurkin
Title: Vice President and Secretary
THE MARLEY COMPANY LLC,
a Delaware limited liability company
By: /s/ John W. Nurkin
Name: John Nurkin
Title: Executive Vice President and Secretary
THE MARLEY-WYLAIN COMPANY,
a Delaware corporation
By: /s/ John W. Nurkin
Name: John Nurkin
Title: Director

SPX CORPORATION
FIRST AMENDMENT TO CREDIT AGREEMENT

FOREIGN TRADE FACILITY AGENT:    DEUTSCHE BANK AG DEUTSCHLANDGESCHÄFT
BRANCH,
as Foreign Trade Facility Agent
By: /s/ Christiane Roth
Name: Christiane Roth
Title: Managing Director
By: /s/ Myriam Rotthaus
Name: Myriam Rotthaus
Title: Vice President

ADMINISTRATIVE AGENT:            BANK OF AMERICA, N.A.,
as Administrative Agent
By: /s/ Anthea Del Bianco
Name: Anthea Del Bianco
Title: Vice President

LENDERS:                    BANK OF AMERICA, N.A.,
as a Lender, Swingline Lender, Issuing Lender and Participation FCI Issuing Lender
By: /s/ Christopher Wozniak
Name: Christopher Wozniak
Title: Director

DEUTSCHE BANK AG DEUTSCHLANDGESCHÄFT BRANCH,
as a Lender, Issuing Lender, Participation FCI Issuing Lender, and Bilateral FCI Issuing Lender
By: /s/ Christiane Roth
Name: Christiane Roth
Title: Managing Director
By: /s/ Myriam Rotthaus
Name: Myriam Rotthaus
Title: Vice President

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender
By: /s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President
By: /s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

COMMERZBANK AG, NEW YORK BRANCH,
as a Lender
By: /s/ Michael Ravelo
Name: Michael Ravelo
Title: Director
By: /s/ Tak Cheng
Name: Tak Cheng
Title: Assistant Vice President

COMMERZBANK AG, FRANKFURT BRANCH,
as a Lender, Issuing Lender, Participation FCI Issuing Lender and Bilateral FCI Issuing Lender
By: /s/ Patrick Zimmermann
Name: Patrick Zimmermann
Title: Director
By: /s/ N. Feil
Name: N. Feil
Title: Director

THE BANK OF NOVA SCOTIA,
as a Lender and Bilateral FCI Issuing Lender
By: /s/ Michael Grad
Name: Michael Grad
Title: Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender
By: /s/ Alistair Anderson
Name: Alistair Anderson
Title: Vice President
By: /s/ Gordon Yip
Name: Gordon Yip
Title: Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender and a Participation FCI Issuing Lender
By: /s/ George Stoecklein
Name: George Stoecklein
Title: Managing Director

JPMORGAN CHASE BANK, N.A.,
as a Lender
By: /s/ Robert D. Bryant
Name: Robert D. Bryant
Title: Executive Director

SUNTRUST BANK,
as a Lender
By: /s/ Shannon Offen
Name: Shannon Offen
Title: Director

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender
By: /s/ Chris Burns
Name: Chris Burns
Title: Vice President

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender
By: /s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

TD BANK, N.A.,
as a Lender
By: /s/ Mark Hogan
Name: Mark Hogan
Title: Senior Vice President

FIFTH THIRD BANK, AN OHIO BANKING CORPORATION,
as a Lender
By: /s/ J. David Izard
Name: J. David Izard
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender
By: /s/ Adam Spreyer
Name: Adam Spreyer
Title: Vice President

THE NORTHERN TRUST COMPANY,
as a Lender
By: /s/ John C. Canty
Name: John C. Canty
Title: Senior Vice President

BNP PARIBAS,
as a Lender
By: /s/ Kwang Kyun Choi
Name: Kwang Kyun Choi
Title: Vice President
By: /s/ Richard Pace
Name: Richard Pace
Title: Managing Director

SPX CORPORATION
FIRST AMENDMENT TO CREDIT AGREEMENT